SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 23, 2022

SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-6658	04-2217279
(State or other Jurisdiction)	(Commission File Number)	(IRS Employer No.)

80 Orville Drive

Bohemia, New York 11716

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(Address of principal executive offices)

(631) 567-4700

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(Registrant's telephone number, including area code)

Not Applicable

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(Former name or former address, if changed since last report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 23, 2022, the Employment Agreement by and between Scientific Industries, Inc (the “Company”) and Mr. Robert Nichols, President of the Genie Products Division of the Benchtop Laboratory Equipment operations of the Company and Corporate Secretary, was amended to extend the employment term for an additional three (3) year period commencing June 30, 2022 and ending June 30, 2025. All other terms of Mr. Nichols’ Employment Agreement remain unchanged.

On June 23, 2022, the Employment Agreement by and between the Company and Ms. Helena Santos, the Company’s President and Chief Executive Officer, was amended to extend the employment term for an additional three (3) year period commencing June 30, 2022 and ending June 30, 2025.  All other terms of Ms. Santos’ Employment Agreement remain unchanged.

ITEM 9.01 Financial Statements and Exhibits

(a),(b),(c) not applicable

(d) Exhibits

Exhibit No	Description

10.1

Employment agreement dated July 1, 2017 by and between the Company and Mr. Nichols (filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2017 and incorporated by reference thereto).

10.2	Amendment No. 1 to Employment Agreement dated June 23, 2022 by and between the Company and Mr. Nichols.
10.3

Employment agreement dated July 1, 2017 by and between the Company and Ms. Santos (filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2017 and incorporated by reference thereto).

10.4	Amendment No. 1 to Employment Agreement dated June 23, 2022 by and between the Company and Ms. Santos.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC INDUSTRIES, INC.

Date: June 27, 2022	By:	/s/ Helena R. Santos
Helena R. Santos,
President and Chief Executive Officer

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